UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2023

WAVE LIFE SCIENCES LTD.

(Exact name of registrant as specified in its charter)

Singapore	001-37627	00-0000000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Straits View #12-00, Marina One
East Tower
Singapore	018936
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +65 6236 3388

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
$0 Par Value Ordinary Shares	WVE	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On March 10, 2023, the Federal Deposit Insurance Corporation (“FDIC”) issued a press release announcing that the FDIC has been appointed as receiver for Silicon Valley Bank (“SVB”). Wave Life Sciences Ltd. (“Wave” or the “Company”) considers its direct exposure to SVB’s receivership as immaterial, given that the aggregate amount of the Company’s cash and restricted cash held at SVB is approximately $1.5 million, which is $1.25 million in excess of the FDIC-insured amount of $250,000.

The information in this Item 7.01 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 7.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Forward-Looking Statements

The Company cautions you that statements included in this report that are not a description of historical facts are forward-looking statements. These forward-looking statements include statements regarding the impact of SVB’s receivership. The inclusion of forward-looking statements should not be regarded as a representation by the Company that any of these results will be achieved. Actual results may differ from those set forth in this report due to the risks and uncertainties associated with SVB’s receivership, as well as risks and uncertainties inherent in the Company’s business, including those described in the Company’s other filings with the Securities Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and the Company undertakes no obligation to revise or update this report to reflect events or circumstances after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement. This caution is made under the safe harbor provisions of Section 21E of the Private Securities Litigation Reform Act of 1995.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAVE LIFE SCIENCES LTD.

By:	/s/ Paul B. Bolno, M.D.
Paul B. Bolno, M.D.
President and Chief Executive Officer

Date:    March 10, 2023